Exhibit 10.2

SUPPLEMENT
to the
Loan and Security Agreement
dated as of October 22, 2024
between
Innventure LLC (“Borrower”)
and
WTI Fund X, Inc. (“Fund 10”)
and
WTI Fund XI, Inc. (“Fund 11”)
(each of Fund 10 and Fund 11, as “Lender”)

This is a Supplement identified in the document entitled Loan and Security Agreement, dated as of October 22, 2024 (as amended, restated, supplemented and modified from time to time, the “Loan and Security Agreement”), by and between Borrower and each Lender.  All capitalized terms used in this Supplement and not otherwise defined in this Supplement have the meanings ascribed to them in Article 10 of the Loan and Security Agreement, which is incorporated in its entirety into this Supplement.  In the event of any inconsistency between the provisions of the Loan and Security Agreement and this Supplement, this Supplement is controlling.

The parties are entering into this single Supplement to the Loan and Security Agreement for convenience, and this Supplement is and shall be interpreted for all purposes as separate and distinct agreements between Borrower and Fund 10, on the one hand, and Borrower and Fund 11, on the other hand, and nothing in this Supplement shall be deemed a joint venture, partnership or other association between Fund 10 and Fund 11. Each reference in this Supplement to “Lender” shall mean and refer to each of Fund 10 and Fund 11, singly and independent of one another. Without limiting the generality of the foregoing, the Commitment, covenants and other obligations of “Lender” under the Loan and Security Agreement, as supplemented hereby, are several and not joint obligations of Fund 10 and Fund 11, and all rights and remedies of “Lender” under the Loan and Security Agreement, as supplemented hereby, may be exercised by Fund 10 and/or Fund 11 independently of one another.

In addition to the provisions of the Loan and Security Agreement, the parties agree as follows:

Part 1 – Additional Definitions:

“Commitment” means, as the context may require, the Fund 10 Commitment or the Fund 11 Commitment.  Each Lender’s Commitment is several and not joint with the Commitment of the other Lender.

“Designated Rate” means a fixed rate of interest per annum equal to the Prime Rate as published on the Business Day on which each Lender prepares the Note for each corresponding Growth Capital Loan, plus five percent (5.00%); provided, however, that in no event shall the Designated Rate for such Loan be less than thirteen and one-half of one percent (13.50%).

“Fund 10 Commitment” means Fund 10’s commitment to make Growth Capital Loans to Borrower up to the aggregate, original principal amount of Thirty-Seven Million Five Hundred Thousand Dollars ($37,500,000), subject to the terms and conditions set forth in the Loan and Security Agreement and this Supplement. The Fund 10 Commitment shall be divided into three (3) tranches in the following amounts:  (a) Fifteen Million Dollars ($15,000,000), which shall be referred to herein as the “First Tranche” of the Fund 10 Commitment; (b) Eleven Million Two Hundred Fifty Thousand Dollars ($11,250,000), which shall be referred to herein as the “Second Tranche” of the Fund 10 Commitment; and (c) Eleven Million Two Hundred Fifty Thousand Dollars ($11,250,000), which shall be referred to herein as the “Third Tranche” of the Fund 10 Commitment.

“Fund 11 Commitment” means Fund 11’s commitment to make Growth Capital Loans to Borrower up to the aggregate, original principal amount of Twelve Million Five Hundred Thousand Dollars ($12,500,000), subject to the terms and conditions set forth in the Loan and Security Agreement and this Supplement. The Fund 11 Commitment shall be divided into three (3) tranches in the following amounts:  (a) Five Million Dollars ($5,000,000), which shall be referred to herein as the “First Tranche” of the Fund 11 Commitment; (b) Three Million Seven Hundred Fifty Thousand Dollars ($3,750,000), which shall be referred to herein as the “Second Tranche” of the Fund 11 Commitment; and (c) Three Million Seven Hundred Fifty Thousand Dollars ($3,750,000), which shall be referred to herein as the “Third Tranche” of the Fund 11 Commitment.

“Growth Capital Loan” means each Loan requested by Borrower and funded by each Lender under its Commitment for general corporate purposes of Borrower, unrestricted, including down streaming the proceeds of such Loan to Subsidiaries in accordance with the Loan and Security Agreement.

“Holdco” is defined in the Loan and Security Agreement.

“Innventure Merger” is defined in the Loan and Security Agreement.

“Loan” or “Loans” mean, as the context may require, individually a Growth Capital Loan, and collectively, the Growth Capital Loans.

“Plan” is defined in the Loan and Security Agreement.

“Prime Rate” means the “prime rate” of interest, as published from time to time by The Wall Street Journal in the “Money Rates” section of its Western Edition newspaper (or at https://www.wsj.com/market-data/bonds/moneyrates).

“Termination Date” means the earlier of: (a) the date each Lender may terminate making Growth Capital Loans or extending other credit pursuant to the rights of such Lender under Article 7 of the Loan and Security Agreement; (b)(i) with respect to the First Tranche of Fund 10 Commitment and the First Tranche of Fund 11 Commitment, November 15, 2024, (ii) with respect to the Second Tranche of Fund 10 Commitment and the Second Tranche of Fund 11 Commitment, November 30, 2024, and (iii) with respect to the Third Tranche of Fund 10 Commitment and the Third Tranche of Fund 11 Commitment, January 31, 2025; provided, however, that up to Five Million Six Hundred Twenty Five Thousand Dollars ($5,625,000) of the Fund 10 Commitment and One Million Eight Hundred Seventy Five Thousand Dollars ($1,875,000) of the Fund 11 Commitment shall be available until March 31, 2025.

“Threshold Amount” means Five Hundred Thousand Dollars ($500,000).

“Transactions” is defined in the Loan and Security Agreement.

“Warrants” is defined in Part 2, Section 3(b) hereof.

Part 2 –  Additional Covenants and Conditions:

1.             Growth Capital Loan Facility.

 (a)       Funding of Growth Capital Loans under the First Tranche; Additional Conditions Precedent. Subject to the satisfaction of the applicable terms and conditions precedent specified in Article 4 of the Loan and Security Agreement and this Supplement, which each Lender shall confirm as to whether such conditions have been met upon receipt of Borrower’s request for funding, such Lender agrees to make a Growth Capital Loan to Borrower under the First Tranche of such Lender’s Commitment after the Closing Date up to and including the applicable Termination Date in an original principal amount up to, but not exceeding, the First Tranche of such Lender’s Commitment.

 (b)       Funding of Growth Capital Loans under Second Tranche; Additional Conditions Precedent. In addition to the satisfaction of all of the other applicable terms and conditions precedent specified in Section 4.2 of the Loan and Security Agreement and this Supplement, each Lender’s obligation to fund the Growth Capital Loan under the Second Tranche of such Lender’s Commitment is subject to:  (i) receipt by such Lender of evidence satisfactory to it, as determined by such Lender in its reasonable judgment, that (A) each of Borrower, AeroFlexx and Accelsius has achieved at least 85% of its respective Net Revenue and EBITDA plan (as determined on an individual basis) during the period commencing on January 1, 2024 and ending on the last day of the month immediately preceding the Borrowing Date, and (B) each of Borrower, AeroFlexx and Accelsius has not expended more than 105% of its respective forecasted cash burn (as determined on an individual basis) during the same period, in each case, as set forth in the Plan; and (ii) a review by such Lender, to its reasonable satisfaction, of Borrower’s forward-looking plan for the immediately succeeding 12 month period relative to the Plan, commercial outlook and pipeline (the “Second Tranche Additional Conditions Precedent”). Subject to the satisfaction of the Second Tranche Additional Conditions Precedent and the other applicable terms and conditions precedent specified in Section 4.2 of the Loan and Security Agreement and this Supplement, each Lender agrees to make a Growth Capital Loan to Borrower under the Second Tranche of such Lender’s Commitment after November 1, 2024 up to and including the applicable Termination Date in an original principal amount up to, but not exceeding, the Second Tranche of such Lender’s Commitment.

 (c)         Funding of Growth Capital Loans under Third Tranche; Additional Conditions Precedent. In addition to the satisfaction of all of the other applicable terms and conditions precedent specified in Section 4.2 of the Loan and Security Agreement and this Supplement, each Lender’s obligation to fund each Growth Capital Loan under the Third Tranche of such Lender’s Commitment is subject to:  (i) receipt by such Lender of evidence satisfactory to it, as determined by such Lender in its reasonable judgment, that (A) each of Borrower, AeroFlexx and Accelsius has achieved at least 85% of its respective Net Revenue and EBITDA plan (as determined on an individual basis) during the period commencing on January 1, 2024 and ending on December 31, 2024, and (B) each of Borrower, AeroFlexx and Accelsius has not expended more than 105% of its respective forecasted cash burn (as determined on an individual basis) during the same period, in each case, as set forth in the Plan; and (ii) a review by such Lender, to its reasonable satisfaction, of Borrower’s forward-looking plan for the immediately succeeding 12 month period relative to the Plan, commercial outlook and pipeline (the “Second Tranche Additional Conditions Precedent”). Subject to the satisfaction of the Third Tranche Additional Conditions Precedent and the other applicable terms and conditions precedent specified in Section 4.2 of the Loan and Security Agreement and this Supplement, each Lender agrees to make Growth Capital Loans to Borrower under the Third Tranche of such Lender’s Commitment after December 31, 2024 up to and including the applicable Termination Date in an aggregate, original principal amount up to, but not exceeding, the then-unfunded portion of the Third Tranche of such Lender’s Commitment.

 (d)       Minimum Funding Amount; Maximum Number of Borrowing Requests; Use of Proceeds. The Growth Capital Loans requested by Borrower to be made on a single Business Day shall be for a minimum aggregate original principal amount of One Million Dollars ($1,000,000) (to be allocated between Lenders 75% to Fund 10 and 25% to Fund 11). Borrower shall not submit a Borrowing Request more frequently than one time per month. Borrower acknowledges and agrees that the proceeds of the Growth Capital Loans shall be used for general corporate purposes of Borrower, unrestricted, including down streaming the proceeds of such Loan to Subsidiaries in accordance with the Loan and Security Agreement. Borrower and Lender agree that in the event that no Growth Capital Loans are made on or prior to the last applicable Termination Date, that obligations in this Supplement and in the Loan and Security Agreement that are to remain in effect until Payment in Full shall terminate on the day after the last applicable Termination Date.

  (e)       Repayment of Growth Capital Loans – First Tranche. Principal of, and interest on, each Growth Capital Loan advanced to Borrower by each Lender under the First Tranche of such Lender’s Commitment shall be payable as set forth in the Note evidencing such Growth Capital Loan (substantially in the form attached hereto as Exhibit “A-1”), which Note shall provide substantially as follows:  principal and interest at the Designated Rate shall be fully amortized over a period of thirty (30) months in equal, monthly installments, commencing after an initial 12-month period of interest-only monthly payments at the Designated Rate.  In particular:

On the Borrowing Date, Borrower will prepay interest at the Designated Rate calculated in arrears, on the Loan amount, for the period from the Borrowing Date through the last day of the month in which the borrowing occurs.

On the first day of the month following the Borrowing Date, Borrower will not make a payment on the Loan.

On the first day of the second month following the Borrowing Date, and continuing for X1 months, Borrower will pay interest-only, at the Designated Rate calculated in arrears, on the outstanding principal balance of the Loan.

On the first day of each consecutive calendar month thereafter, Borrower shall pay to each Lender, principal, plus interest at the Designated Rate calculated in arrears, to fully amortize the Loan in thirty (30) equal consecutive installments.

 (f)       Repayment of Growth Capital Loans – Second Tranche and Third Tranche. Principal of, and interest on, each Growth Capital Loan advanced to Borrower by each Lender under the Second Tranche and the Third Tranche of such Lender’s Commitment shall be payable as set forth in the Note evidencing such Growth Capital Loan (substantially in the form attached hereto as Exhibit “A-2”), which Note shall provide substantially as follows:  principal and interest at the Designated Rate shall be fully amortized over a period of thirty (30) months in equal, monthly installments, commencing after an initial 6-month period of interest-only monthly payments at the Designated Rate.  In particular:

On the Borrowing Date, Borrower will prepay interest at the Designated Rate calculated in arrears, on the Loan amount, for the period from the Borrowing Date through the last day of the month in which the borrowing occurs.

On the first day of the month following the Borrowing Date, Borrower will not make a payment on the Loan.

On the first day of the second month following the Borrowing Date, and continuing for X2 months, Borrower will pay interest-only, at the Designated Rate calculated in arrears, on the outstanding principal balance of the Loan.

On the first day of each consecutive calendar month thereafter, Borrower shall pay to each Lender, principal, plus interest at the Designated Rate calculated in arrears, to fully amortize the Loan in thirty (30) equal consecutive installments.

2.             Prepayment. The Growth Capital Loans may be prepaid as provided in this Section 2 only. Borrower may prepay all, but not less than all, of the Growth Capital Loans in whole, but not in part, at any time by tendering to each Lender a cash payment in respect of such Lender’s Loans in an amount determined by such Lender equal to the sum of:  (i) the accrued and unpaid interest on such Lender’s Loans as of the date of prepayment; (ii) the outstanding principal balances of such Lender’s Loans as of the date of prepayment; and (iii) an amount equal to the undiscounted, total amount of all scheduled but unpaid payments of interest that would have accrued and been payable from the date of prepayment through the latest repayment dates set forth in the payment schedules attached to the Notes evidencing such Lender’s Loans had they remained outstanding and been paid in accordance with the terms of such Lender’s Notes.

1 If the Borrowing Date is the first of the month, X will be 11 because Borrower will prepay the first full interest-only payment at the time of borrowing, but if the Borrowing Date is any other day of the month, then X will be 12.
2 If the Borrowing Date is the first of the month, X will be 5 because Borrower will prepay the first full interest-only payment at the time of borrowing, but if the Borrowing Date is any other day of the month, then X will be 6.

3.             Issuance of Warrants.

 (a)       Fund 10 Warrant. As additional consideration for the making of its Commitment, Fund 10 has earned and is entitled to receive on the Closing Date, a warrant instrument issued by Holdco (the “Fund 10 Warrant”).

 (b)       Fund 11 Warrant. As additional consideration for the making of its Commitment, Fund 11 has earned and is entitled to receive immediately upon the execution of the Loan and Security Agreement and this Supplement, a warrant instrument issued by Holdco (the “Fund 11 Warrant” and sometimes referred to herein with the Fund 10 Warrant, individually, as a “Warrant” and together, as the “Warrants”).

 (c)       General. The Warrants shall be in form and substance reasonably satisfactory to each Lender and Borrower. Borrower acknowledges that Fund 10 has assigned its rights to receive the Fund 10 Warrant to its parent, WTI Fund X, LLC (“LLC10”), and that Fund 11 has assigned its rights to receive the Fund 11 Warrant to its parent, WTI Fund XI, LLC (“LLC11”). In connection therewith, Holdco shall issue the Warrants directly to LLC10 and LLC11, as applicable. Upon request of Borrower, each Lender shall furnish to Borrower a copy of the agreement in which such Lender assigned such Lender’s rights to receive its Warrant to its parent.

 (d)       Right to Exchange Warrants. As a material inducement to each Lender’s making of its Commitment and entering into the Loan Documents, Borrower irrevocably agrees that, notwithstanding anything to the contrary in the Warrants, upon the occurrence of a Liquidity Event (as such term is defined in the Warrants) or at any time from and after the date which is four (4) years after the Closing Date, whichever occurs first, Fund 10 shall have the option to exchange the Fund 10 Warrant for the Fund 10 Warrant Payment (hereinafter defined) and Fund 11 shall have the option to exchange the Fund 11 Warrant for the Fund 11 Warrant Payment (hereinafter defined). “Fund 10 Warrant Payment” means Eleven Million Two Hundred Fifty Thousand Dollars ($11,250,000), subject to ratable reduction to the extent the Fund 10 Warrant is partially exercised. “Fund 11 Warrant Payment” means Three Million Seven Hundred Fifty Thousand Dollars ($3,750,000), subject to ratable reduction to the extent the Fund 11 Warrant is partially exercised. Each of the Fund 10 Warrant Payment and the Fund 11 Warrant Payment shall be payable by Borrower or Holdco in cash and shall be paid by Borrower or Holdco (or Holdco shall cause the survivor of such Liquidity Event to make such payments) by wire transfer on the date of consummation of such Liquidity Event or within two (2) Business Days of the date such Lender elected to exchange its Warrant pursuant to this Section 3(d). Borrower and each Lender acknowledge and agree that as long as any Loan funded hereunder remains unpaid, each of Fund 10’s right to receive the Fund 10 Warrant Payment and Fund 11’s right to receive the Fund 11 Warrant Payment shall be and constitute one of the Obligations secured by the Collateral for purposes of the Loan and Security Agreement and the other Loan Documents; provided, however, that after such Loans have been repaid and such Lender has no further obligation to extend Loans to Borrower under such Lender’s Commitment, Fund 10’s right to receive the Fund 10 Warrant Payment and Fund 11’s right to receive the Fund 11 Warrant Payment shall become unsecured obligations. Borrower and each Lender further acknowledge and agree that Fund 10’s right to receive the Fund 10 Warrant Payment and Fund 11’s right to receive the Fund 11 Warrant Payment shall be paid by Borrower or Holdco prior to (or, in the case of any pari passu obligations, substantially simultaneously with) any payments to Borrower’s or Holdco’s stockholders (other than each Lender in respect of its Loan(s) and any payments permitted by Section 6.3 of the Loan Agreement,), and Fund 10’s right to receive the Fund 10 Warrant Payment and Fund 11’s right to receive the Fund 11 Warrant Payment shall survive (on an unsecured basis) the payment and satisfaction of all of Borrower’s Obligations and the termination of the Loan Documents. Borrower acknowledges that Fund 10 may assign its right to receive the Fund 10 Warrant Payment to LLC10 and Fund 11 may assign its right to receive the Fund 11 Warrant Payment to LLC11. If such assignments are made then the Fund 10 Warrant Payment shall be made to LLC10 and the Fund 11 Warrant Payment shall be made to LLC11. Upon request, each Lender shall furnish to Borrower a copy of the agreement, if any, in which such Lender assigned its rights to receive its warrant payment to its parent. For the avoidance of doubt, the consummation of the Transactions, including the Innventure Merger, shall not be deemed to be a Liquidity Event.

4.            Documentation Fee Payment. On the Closing Date, Borrower shall make a payment to (a) Fund 10 in an amount equal to $33,750 and (b) Fund 11 in an amount equal to $11,250 (i.e., $45,000 in the aggregate (each, a “Documentation Fee” and together, the “Documentation Fees”)), which payment shall be deemed to fully reimburse such Lender pursuant to Section 9.8(a) of the Loan and Security Agreement for (i) its attorneys’ fees, costs and expenses incurred in connection with the preparation and negotiation of the Loan Documents and (ii) such Lender’s costs and filing fees related to perfection of its Liens in the Collateral in any jurisdiction in which the same is located, recording a copy of the Intellectual Property Security Agreement with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, and confirming the priority of such Liens. Borrower and each Lender acknowledge and agree that such Lender’s Documentation Fee will be debited on the Closing Date from the Primary Operating Account through an ACH transfer initiated by such Lender. In addition, if such Lender’s Documentation Fee is not paid to such Lender in accordance with the terms of the preceding sentence then such Lender shall have the right to debit its Documentation Fee at any time from the Primary Operating Account through an ACH transfer.

5.             Borrower’s Primary Operating Account and Wire Transfer Instructions:

Institution Name:	[***]
Address:	[***] [***] [***]
ABA No. (for inbound wire transfers to Borrower from Lenders:	[***]
ABA No. (for outbound ACH transfers to Lenders from Borrower:	[***]
Contact Name:	[***]
Phone No.:	[***]
E-mail:	[***]
Owner of Account:	[***]
Account No.:	[***]
Account Name:	[***]

6.          Debits to Account for ACH Transfers. For purposes of Sections 2.2 and 5.10 of the Loan and Security Agreement, the Primary Operating Account shall be the bank account set forth in Section 5 above, unless and until such account is changed in accordance with Section 5.10 of the Loan and Security Agreement. Borrower hereby agrees that the Growth Capital Loans will be advanced to the account specified above and regularly scheduled payments of principal and interest, as well as the Documentation Fees, will be automatically debited from the same account. Each Lender may rely on account information provided by Borrower in a wire transfer or other request without investigation and Borrower bears the entire risk of wire or other transfers to the wrong account because of incorrect account information provided by Borrower.

Part 3 –  Additional Representations:

Borrower represents and warrants that as of the Closing Date and each Borrowing Date:

a)	Its chief executive office is located at: 6900 Tavistock Lakes Blvd., Suite 400, Orlando, FL 32827

b)	Its Equipment (if any) is located at: 6900 Tavistock Lakes Blvd., Suite 400, Orlando, FL 32827

c)	Its Inventory (if any) is located at: 6900 Tavistock Lakes Blvd., Suite 400, Orlando, FL 32827

d)	Its Records (if any) are located at: 6900 Tavistock Lakes Blvd., Suite 400, Orlando, FL 32827

e)	In addition to its chief executive office, Borrower maintains offices or operates its business at the following locations: not applicable

f)	Other than its full corporate name, Borrower has conducted business using the following trade names or fictitious business names: (i) Innventure Management Services; and (ii) We-Innventure LLC

g)	Its state (of formation) company identification number is: 6342771

h)	Its U.S. federal tax identification number is: 82-0788676

i)
Including Borrower’s Primary Operating Account identified in Section 5 above, Borrower maintains the following Deposit Accounts and investment accounts (inclusive of accounts to which Section 6.11 of the Loan and Security Agreement does not apply):

Institution Name:	[***]
Address:	[***] [***] [***]
ABA No.:	[***]
Contact Name:	[***]
Phone No.:	[***]
E-mail:	[***]
Owner of Account:	[***]
Account No.:	[***]

Institution Name:	[***]
Address:	[***] [***] [***]
ABA No.:	[***]
Contact Name:	[***]
Phone No.:	[***]
E-mail:	[***]
Owner of Account:	[***]
Account No.:	[***]

Institution Name:	[***]
Address:	[***] [***] [***]
ABA No.:	[***]
Contact Name:	[***]
Phone No.:	[***]
E-mail:	[***]
Owner of Account:	[***]
Account No.:	[***]

Institution Name:	[***]
Address:	[***] [***] [***]
ABA No.:	[***]
Contact Name:	[***]
Phone No.:	[***]
E-mail:	[***]
Owner of Account:	[***]
Account No.:	[***]

Institution Name:	[***]
Address:	[***] [***] [***]
ABA No.:	[***]
Contact Name:	[***]
Phone No.:	[***]
E-mail:	[***]
Owner of Account:	[***]
Account No.:	[***]

Part 4 – Additional Loan Documents:

Form of Promissory Note	Exhibit “A”
Form of Borrowing Request	Exhibit “B”
Form of Compliance Certificate	Exhibit “C”

[Remainder of this page intentionally left blank; signature pages follow]

[Signature page to Supplement to Loan and Security Agreement]

          IN WITNESS WHEREOF, the parties have executed this Supplement as of the date first above written.

BORROWER:

INNVENTURE LLC

	By:	/s/ Suzanne Niemeyer
Name: Suzanne Niemeyer
Title: General Counsel

Address for Notices:	6900 Tavistock Lakes Blvd., Suite 400
Orlando, FL 32827
Attn: Chief Executive Officer and General Counsel

Solely with respect to Part 2, Section 3 hereof:	HOLDCO:

INNVENTURE, INC.

	By:	/s/ Suzanne Niemeyer
Name: Suzanne Niemeyer
Title: General Counsel

Address for Notices:	6900 Tavistock Lakes Blvd., Suite 400
Orlando, FL 32827
Attn: Chief Executive Officer and General Counsel

[Signature page to Supplement to Loan and Security Agreement]

IN WITNESS WHEREOF, the parties have executed this Supplement as of the date first above written.

LENDER:

WTI FUND X, INC.

	By:	/s/ David Wanek
Name: David Wanek
Title: President and CEO

Address for Notices:	104 La Mesa Dr., Suite 102
Portola Valley, CA 94028
Attn: Chief Financial Officer
Fax # 650-234-4343
Phone # 650-234-4300

LENDER:

WTI FUND XI, INC.

	By:	/s/ David Wanek
Name: David Wanek
Title: President and CEO

Address for Notices:	104 La Mesa Dr., Suite 102
Portola Valley, CA 94028
Attn: Chief Financial Officer
Fax # 650-234-4343
Phone # 650-234-4300